UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 16, 2020

PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)
(973) 455-7500
(Registrant’s Telephone Number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.
On December 16, 2020, PBF Holding Company LLC, a Delaware limited liability company (“PBF Holding”), a subsidiary of PBF Energy Company LLC, a Delaware limited liability company (“PBF LLC”), in turn a subsidiary of PBF Energy Inc., a Delaware corporation (“PBF Energy” and collectively with its consolidated subsidiaries, including PBF LLC and PBF Holding, the “Company”) and PBF Holding’s wholly-owned subsidiary, PBF Finance Corporation, as co-issuers,
commenced a private offering of $250.0 million aggregate principal amount of additional 9.250% Senior Secured Notes due 2025 (the “Notes Offering”) to eligible purchasers.
In connection with the Notes Offering, the Company is disclosing under this Item 7.01 of this Current Report on
Form 8-K the
information included as Exhibit 99.1 hereto, which is incorporated herein by reference. The information included in Exhibit 99.1 is being delivered to potential investors in connection with the Notes Offering and is provided in this Item 7.01 of this Current Report on
Form 8-K to
satisfy the Company’s public disclosure requirements under Regulation FD. The information contained in this Item 7.01, including Exhibit 99.1, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the notes in the Notes Offering or any other securities of the Company.
The information contained in Item 7.01 of this Current Report on Form
8-K,
including Exhibit 99.1, is being furnished, not filed, pursuant to Item 7.01 of Form
8-K.
Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 8.01	Other Events.
Commencement of Notes Offering
On December 16, 2020, PBF Energy issued a press release announcing the Notes Offering. PBF Holding intends to use the net proceeds from the Notes Offering for general corporate purposes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The information contained in this Item 8.01, including Exhibit 99.2, does not constitute an offer to sell, or a solicitation of an offer to buy, any of the notes in the Notes Offering or any other securities of the Company.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Certain information being delivered to potential investors in connection with the Notes Offering

99.2	Notes Offering Press Release dated December 16, 2020

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 16, 2020	PBF Energy Inc.
(Registrant)

	By:	/s/ Erik Young
	Name:	Erik Young
	Title:	Senior Vice President, Chief Financial Officer

Date: December 16, 2020
PBF Energy Company LLC
(Registrant)

	By:	/s/ Erik Young
	Name:	Erik Young
	Title:	Senior Vice President, Chief Financial Officer

Date: December 16, 2020
PBF Holding Company LLC
(Registrant)

	By:	/s/ Erik Young
	Name:	Erik Young
	Title:	Senior Vice President, Chief Financial Officer